Fund/Ticker
Fidelity Sustainable High Yield ETF/FSYD
Principal U.S. Listing Exchange: NYSE Arca, Inc.

Prospectus
December 30, 2024
As Revised October 30, 2025

These securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Sustainable High Yield ETF
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Other Service Providers
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Fidelity® Sustainable High Yield ETF
Investment Objective
Fidelity® Sustainable High Yield ETF seeks a high level of income. The fund may also seek capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Total annual operating expenses	0.56%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$57
3 years	$179
5 years	$313
10 years	$701

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in debt securities rated below investment grade (also referred to as high yield debt securities or junk bonds) that Fidelity Management & Research Company LLC (FMR or Adviser) believes have positive environmental, social and governance (ESG) characteristics.
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities, such as hybrids and synthetic securities, believed to have debt-like characteristics (e.g., securities classified as Tier 2 Regulatory capital, securities that rank above share capital in an insolvency waterfall, securities with maturity dates and non-cancellable interest payment structures).
Below investment grade debt securities are debt securities that are rated below BBB- or its equivalent by at least one nationally recognized statistical ratings organization (NRSRO), or, if unrated, determined by the Adviser to be of comparable quality.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.

  When assessing the ESG characteristics of a security, the Adviser considers the following, where available: (i) the sustainability practices of the security's issuer or sponsor, as applicable (each, an "issuer"), based on an evaluation of such issuer's individual ESG profile; (ii) ESG factors related to the security's underlying pool of assets; and (iii) any third-party designation as a green, sustainable or sustainability-linked bond. A security's positive ESG characteristics can be determined under any of those three factors.
  Using the Adviser's proprietary ESG ratings process to evaluate the current state of an issuer's sustainability practices using a data-driven framework that includes both proprietary and third-party data, and also provide a qualitative forward-looking assessment of an issuer's sustainability outlook provided by the Adviser's fundamental research analysts and ESG team.
  The Adviser's ESG ratings of issuers are derived from multiple factors, including an issuer's environmental profile, which may include, but is not limited to, carbon and toxic emissions, water management, waste management, vulnerability to the physical impacts of climate change, and research and investment into products, services, and energies that reduce emissions and/or provide opportunities to transition to less carbon-intensive products or operations. An assessment of an issuer's social profile includes, but is not limited to, its approach to diversity and inclusion, human capital management, data privacy, product safety and human rights. With respect to governance, the independence and diversity of an issuer's board, its compensation practices and board oversight of critical ESG issues are considered as part of the assessment. These factors are weighted based on how material the Adviser believes each factor is to an issuer's financial outlook, and not all factors may be applicable to all issuers. Issuers with an above average ESG rating as determined by the Adviser are considered to have positive ESG characteristics and well-managed ESG risks.
  Investing in issuers that FMR believes deliver tangible environmental or social impact through core business operations. An assessment of the impact characteristics of an issuer may involve corporate engagement and an analysis of issuer alignment with the United Nations Sustainable Development Goals using qualitative analysis as well as proprietary or third-party data. For example, issuers that provide access to clean water, education, or clean energy through their core business may be considered to deliver tangible impact.
  When evaluating securitized debt securities (including mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities), generally considering the issuer's ESG rating along with ESG factors related to the underlying pool of assets, such as energy efficiency and environmental impact of the underlying assets; providing access to affordable housing or opportunities for first time home ownership; and compliance with fair lending laws.
  Using the ICE® BofA® US High Yield Constrained Index as a guide in structuring the fund and selecting its investments as it relates to credit quality distribution and risk characteristics.
  Potentially investing in securities that have a higher credit quality than securities in the index.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  In addition to the ESG ratings process, using a proprietary multifactor quantitative model and fundamental analysis to screen over 1,000 bonds. The multifactor quantitative model uses a value and quality factor-based methodology to identify bonds with strong return potential and low probability of default. FMR also uses fundamental analysis of factors such as each issuer's financial condition and industry position, as well as economic and market conditions, to select investments.
  Employing sustainable investing exclusion criteria to avoid investments in issuers that are directly engaged in, and/or derive significant revenue from, certain industries. Please see "Fund Basics - Investment Details - Sustainable Investing Exclusions" for additional information.
Principal Investment Risks
  Sustainability Risk.
Application of Fidelity Management & Research Company LLC's (FMR) (the Adviser) ESG ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to the fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. When evaluating an issuer, the Adviser is dependent on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Fluctuation of Net Asset Value and Share Price.
The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV.
Given the nature of the relevant markets for certain of the fund's securities, shares may trade at a larger premium or discount to the NAV than shares of other ETFs.
In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund's underlying portfolio holdings.
  Trading Issues.
There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund's shares or to submit purchase and redemption orders for creation units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund's portfolio securities and the market price of fund shares. In addition, trading may be halted, for example, due to market conditions.
  Cash Transactions Risk.
Unlike certain ETFs, the fund may effect some or all creations and redemptions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the performance of the fund's shares over the past year and compares the performance of the fund's shares to the performance of a securities market index and additional indexes over various periods of time. The additional indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2023
12.81%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	6.95%	December 31, 2023
Lowest Quarter Return	-0.28%	September 30, 2023
Year-to-Date Return	8.58%	September 30, 2024
Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2023	Past 1 year	Life of fund
Fidelity® Sustainable High Yield ETF
Return Before Taxes	12.81%	2.51% A
Return After Taxes on Distributions	9.67%	-0.14% A
Return After Taxes on Distributions and Sale of Fund Shares	7.46%	0.74% A
ICE® BofA® US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	13.47%	2.78%
ICE® US High Yield Best-in-Class ESG Index (reflects no deduction for fees, expenses, or taxes)	13.38%	2.31%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses, or taxes)	6.17%	-1.96%

AFrom February 15, 2022.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Michael Cheng (Co-Portfolio Manager) has managed the fund since 2022.
It is expected that Mr. Cheng will retire effective on or about December 31, 2024. At that time, he will no longer serve as Co-Portfolio Manager for the fund.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2022.
Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.
Purchase and Sale of Shares
Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the fund may trade at a price greater than the fund's NAV (premium) or less than the fund's NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the "bid-ask spread"). Recent information, including information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spread, is available at www.fidelity.com.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details
Investment Objective
Fidelity® Sustainable High Yield ETF seeks a high level of income. The fund may also seek capital appreciation.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in debt securities rated below investment grade that the Adviser believes have positive ESG characteristics.
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities, such as hybrids and synthetic securities, believed to have debt-like characteristics (e.g., securities classified as Tier 2 Regulatory capital, securities that rank above share capital in an insolvency waterfall, securities with maturity dates and non-cancellable interest payment structures).
Below investment grade debt securities are debt securities that are rated below BBB- or its equivalent by at least one nationally recognized statistical ratings organization (NRSRO), or, if unrated, determined by the Adviser to be of comparable quality.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
When assessing the ESG characteristics of a security, the Adviser considers the following, where available: (i) the sustainability practices of the security's issuer or sponsor, as applicable (each, an "issuer"), based on an evaluation of such issuer's individual ESG profile; (ii) ESG factors related to the security's underlying pool of assets; and (iii) any third-party designation as a green, sustainable or sustainability-linked bond. A security's positive ESG characteristics can be determined under any of those three factors.
The Adviser's proprietary ESG ratings process is designed to evaluate an issuer's current and future ESG positioning relative to its peers. The process has two components. One component evaluates the current state of an issuer's sustainability practices using a data-driven framework that includes proprietary and third-party (such as CDP, Institutional Shareholder Services, and MSCI) data. The other component involves a qualitative forward-looking assessment of an issuer's sustainability outlook provided by the Adviser's fundamental research analysts and ESG team. This qualitative assessment is based on criteria including, but not limited to, the issuer's public sustainability disclosure, the issuer's systems and policies regarding sustainability, and issuer engagement on sustainability issues and opportunities.
The Adviser's ESG ratings of issuers are derived from multiple factors, including an issuer's environmental profile, which may include, but is not limited to, carbon and toxic emissions, water management, waste management, vulnerability to the physical impacts of climate change, and research and investment into products, services, and energies that reduce emissions and/or provide opportunities to transition to less carbon-intensive products or operations. An assessment of an issuer's social profile includes, but is not limited to, its approach to diversity and inclusion, human capital management, data privacy, product safety and human rights. With respect to governance, the independence and diversity of an issuer's board, its compensation practices and board oversight of critical ESG issues are considered as part of the assessment. These factors are weighted based on how material the Adviser believes each factor is to an issuer's financial outlook, and not all factors may be applicable to all issuers. Based on this process, the Adviser will assign ratings for an issuer's overall ESG performance. Issuers with an above average ESG rating as determined by the Adviser are considered to have positive ESG characteristics and well-managed ESG risks.
The fund may also invest in issuers that the Adviser believes deliver tangible environmental or social impact through core business operations. An assessment of the impact characteristics of an issuer may involve corporate engagement and an analysis of issuer alignment with the United Nations Sustainable Development Goals using qualitative analysis as well as proprietary or third-party data. For example, issuers that provide access to clean water, education, or clean energy through their core business may be considered to deliver tangible impact.
When evaluating securitized debt securities (including mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities), the Adviser generally considers the issuer's ESG rating along with ESG factors related to the underlying pool of assets, such as energy efficiency and environmental impact of the underlying assets; providing access to affordable housing or opportunities for first time home ownership; and compliance with fair lending laws.
The Adviser uses the ICE® BofA® US High Yield Constrained Index as a guide in structuring the fund and selecting its investments as it relates to credit quality distribution and risk characteristics. The Adviser may also invest in securities that have higher credit quality ratings than securities in the index.
The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
In buying and selling securities for the fund, in addition to the ESG ratings process, the Adviser relies on a proprietary multifactor quantitative model and fundamental analysis to systematically screen over 1,000 bonds. The multifactor quantitative model uses a value and quality factor-based methodology to identify bonds with strong return potential and low probability of default. The Adviser also relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security's issuer. In addition, the Adviser will employ active security selection to optimize trading and reduce transaction costs.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Sustainable Investing Exclusions
As part of its investment approach, the fund also applies broad criteria ("exclusion criteria") that seek to exclude issuers that are directly engaged in, and/or derive significant revenue from, certain industries or product lines. At present, these include: civilian semi-automatic firearms; tobacco production, or bonds issued against the proceeds of tobacco settlements; for-profit prisons; controversial weapons (e.g., cluster munitions, land mines, biological/chemical weapons, blinding lasers, and incendiary weapons); and thermal coal production and/or mining.
In determining whether an issuer is directly engaged in, and/or derives significant revenue from a particular industry or product line, the fund may use revenue thresholds (e.g., issuers that derive more than 5% of revenue from thermal coal production and/or mining) and/or categorical exclusions (e.g., issuers that derive any revenue from the operation of private prisons), depending on the industry or product line. The exclusion criteria are based in whole or in part on data provided by one or more third-party vendor(s) and are, therefore, subject to each vendor's industry and product line definitions (which may vary from those of the Adviser) and data limitations. The Adviser, in its sole discretion, retains the right not to use data provided by third-party vendors where it deems the data not representative of an issuer's current business operations. In such cases, or where data on specific issuers may not be available from third-party vendors, the Adviser may make reasonable estimates or otherwise exercise its discretion.
The fund's exclusion criteria may be updated periodically to, among other things, add or remove certain industries or product lines from the screening process, revise the revenue thresholds and categorical exclusions applicable to such activities, or change particular industries or product lines from a categorical exclusion to a revenue threshold, or vice versa. Once the Adviser determines that an issuer is not subject to the fund's exclusion criteria, the Adviser then employs the sustainability strategy discussed above. In addition, the fund may invest in third-party investment products (e.g., mutual funds, ETFs, and/or index futures) that apply different or no exclusion criteria or sustainable investment strategies.
The implementation of the sustainability strategy (or strategies) is conducted alongside traditional fundamental, bottom-up financial analysis of individual issuers, using traditional fundamental metrics and/or traditional quantitative metrics. The Adviser may also engage in dialogues with the issuer's management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and sustainability analysis. In addition, the fund may invest in an issuer prior to completion of the sustainability analysis or without engaging with the issuer's management.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due.
Sustainability Risk. Application of FMR's ESG ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to the fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. Socially responsible norms differ by country and region, and an issuer's ESG factors or the Adviser's assessment of such may change over time. A fund may invest in issuers that do not reflect the beliefs and values of any particular investor. When conducting the ESG ratings process of an issuer or compiling and maintaining the sustainable investing exclusion list, the Adviser may rely on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices with respect to ESG or to incorrectly include or exclude an issuer on or from its sustainable investing exclusion list. The sustainable investing exclusion list criteria are based in whole or in part on data provided by one or more third-party vendor(s) and are, therefore, subject to each vendor's industry and product line definitions (which may vary from those of the Adviser) and data limitations. Data used in applying the exclusion criteria may include inputs self-disclosed by companies as well as estimates where public disclosures are unavailable. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may change without notice. A fund's investments in certain issuers may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.
Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities and certain types of other securities tend to be particularly sensitive to these changes.
Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
Fluctuation of Net Asset Value and Share Price. The NAV of the fund's shares will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares are listed on an exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on the listing exchange. Although a share's market price is expected to approximate its NAV, it is possible that the market price and NAV will vary significantly. As a result, you may sustain losses if you pay more than the shares' NAV when you purchase shares, or receive less than the shares' NAV when you sell shares, in the secondary market. During periods of disruptions to creations and redemptions, the existence of extreme market volatility, or lack of an active trading market for the fund's shares, the market price of fund shares is more likely to differ significantly from the fund's NAV. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a fund. Disruptions at market makers, Authorized Participants or market participants may also result in significant differences between the market price of the fund's shares and the fund's NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund's underlying portfolio holdings.
The market price of shares during the trading day, like the price of any exchange-traded security, includes a bid-ask spread charged by the exchange specialist, market makers, or other participants that trade the particular security. In times of severe market disruption or volatility, the bid-ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. Securities held by a fund may be traded in markets that close at a different time than the listing exchange. During the time when the listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the fund's NAV may widen. The Adviser expects that, under normal market conditions, large discounts or premiums to NAV will not be sustained in the long term because of arbitrage opportunities.
Trading Issues. Although shares are listed on an exchange, there can be no assurance that an active trading market or requirements to remain listed will be met or maintained. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of intermediaries that act as Authorized Participants. There are no obligations of market makers to make a market in the fund's shares or of Authorized Participants to submit purchase or redemption orders for Creation Units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund's portfolio securities and the market price of fund shares. To the extent no other Authorized Participants are able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting. In addition, trading of shares in the secondary market may be halted, for example, due to activation of marketwide "circuit breakers." If trading halts or an unanticipated early closing of the listing exchange occurs, a shareholder may be unable to purchase or sell shares of the fund. FDC, the distributor of the fund's shares, does not maintain a secondary market in the shares.
If the fund's shares are delisted from the listing exchange, the Adviser may seek to list the fund shares on another market, merge the fund with another exchange-traded fund or traditional mutual fund, or redeem the fund shares at NAV.
Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Cash Transactions Risk. Unlike certain ETFs, the fund may effect some or all creations and redemptions using cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. The use of cash creations and redemptions may also cause the fund's shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the fund's NAV. Furthermore, cash creation and redemption transactions may result in certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover these costs and expenses, the fund's performance could be negatively impacted.
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® Sustainable High Yield ETF normally invests at least 80% of its assets in debt securities rated below investment grade that the Adviser believes have positive ESG characteristics.
Valuing Shares
The fund is open for business each day that either the listing exchange or the New York Stock Exchange (NYSE) is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of regular trading hours on the listing exchange or the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
Shares of the fund may be purchased through a broker in the secondary market by individual investors at market prices which may vary throughout the day and may differ from NAV.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of open-end funds in which the fund may invest (referred to as underlying funds) are valued at their respective NAVs. NAV is calculated using the values of any underlying funds in which it invests. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Information on Fidelity
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.
In addition to its fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
The Depository Trust Company (DTC) is a limited trust company and securities depository that facilitates the clearance and settlement of trades for its participating banks and broker-dealers. DTC has executed an agreement with FDC, the fund's distributor.
Buying and Selling Shares in the Secondary Market
Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker. The fund does not impose any minimum investment for shares of the fund purchased on an exchange. These transactions are made at market prices that may vary throughout the day and may be greater than the fund's NAV (premium) or less than the fund's NAV (discount). As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market. If you buy or sell shares in the secondary market, you will generally incur customary brokerage commissions and charges. Due to such commissions and charges, frequent trading may detract significantly from investment returns.
The fund is designed to offer investors an investment that can be bought and sold frequently in the secondary market without impact on the fund, and such trading activity is critical to ensuring that the market price of fund shares remains at or close to NAV. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading by these investors.
Shares can be purchased and redeemed directly from the fund at NAV only by Authorized Participants in large increments called "Creation Units." The fund accommodates frequent purchases and redemptions of Creation Units by Authorized Participants and does not place a limit on purchases or redemptions of Creation Units by these investors. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Precautionary Notes
  Note to Investment Companies. For purposes of the Investment Company Act of 1940 (1940 Act), shares are issued by the fund, and the acquisition of shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in a fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the fund.
  Note to Authorized Participants Regarding Continuous Offering. Certain legal risks may exist that are unique to Authorized Participants purchasing Creation Units directly from the fund. Because new Creation Units may be issued on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933 (the Securities Act), could be occurring. As a broker-dealer, certain activities that you perform may, depending on the circumstances, result in your being deemed a participant in a distribution, in a manner which could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act.
For example, you may be deemed a statutory underwriter if you purchase Creation Units from the fund, break them down into individual fund shares, and sell such shares directly to customers, or if you choose to couple the creation of a supply of new fund shares with an active selling effort involving solicitation of secondary market demand for fund shares. A determination of whether a person is an underwriter for purposes of the Securities Act depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, you should note that dealers who are not underwriters but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to shares of the fund are reminded that, under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange. Certain affiliates of the fund may purchase and resell fund shares pursuant to this prospectus.
  Note to Secondary Market Investors. DTC, or its nominee, is the registered owner of all outstanding shares of the fund. The Adviser will not have any record of your ownership. Your ownership of shares will be shown on the records of DTC and the DTC participant broker through which you hold the shares. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information. Your broker will also be responsible for distributing income and capital gain distributions and for sending you shareholder reports and other information as may be required.
Costs Associated with Creations and Redemptions
The fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. Information about the procedures regarding creation and redemption of Creation Units and the applicable transaction fees is included in the Statement of Additional Information (SAI).
Dividends and Capital Gain Distributions
The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) as capital gain distributions. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gain distributions to you.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® Sustainable High Yield ETF	January, February, March, April, May, June, July, August, September, October, November, December
Fund Name	Capital Gains Paid
Fidelity® Sustainable High Yield ETF	December
Tax Consequences
As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions investors receive are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to investors as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to investors generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
The fund may effect creations and redemptions using cash rather than in-kind securities and may recognize more capital gains and be less tax-efficient than if in-kind securities were used. When the fund effects its redemptions with cash rather than with in-kind securities, the fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs and may cause the fund to recognize gains that might not have been otherwise recognized or to recognize such gains sooner than otherwise. Losses from sales of immediately reacquired securities are subject to deferral, potentially indefinitely. The fund generally intends to distribute net annual gains, if any, to shareholders to comply with applicable tax rules, causing shareholders to be subject to tax on gains they would not otherwise be subject to or at an earlier date than if the fund effected redemptions in-kind.
If investors buy shares when a fund has realized but not yet distributed income or capital gains, they will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them; however, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Purchases and sales of shares, as well as purchases and redemptions of Creation Units, may result in a capital gain or loss for federal tax purposes.
Fund Services
Fund Management
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2024, the Adviser had approximately $4.7 trillion in discretionary assets under management, and approximately $5.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2024, FMR UK had approximately $15.1 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2024, FMR H.K. had approximately $29.2 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2025, FMR Japan had approximately $2.8 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
Jared Beckerman is Co-Portfolio Manager of Fidelity® Sustainable High Yield ETF, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Beckerman has worked as a research analyst and portfolio manager.
Michael Cheng is Co-Portfolio Manager of Fidelity® Sustainable High Yield ETF, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Cheng has worked as a quantitative analyst and portfolio manager.
It is expected that Mr. Cheng will retire effective on or about December 31, 2024. At that time, he will no longer serve as a Co-Portfolio Manager for Fidelity® Sustainable High Yield ETF.
Benjamin Harrison is Co-Portfolio Manager of Fidelity® Sustainable High Yield ETF, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The Adviser pays all of the other expenses of Fidelity® Sustainable High Yield ETF with limited exceptions.
The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:
Fund	Management Fee Rate
Fidelity® Sustainable High Yield ETF	0.55%
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's Form N-CSR report for the fiscal period ended August 31, 2024.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
FMR has contractually agreed to reimburse the fund to the extent proxy and shareholder meeting expenses exceed 0.013% of the fund's average net assets. This arrangement will remain in effect through December 31, 2025. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
Fund Distribution
FDC distributes the fund's shares.
Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares.
These payments are described in more detail in this section and in the SAI.
Distribution and Service Plan(s)
While the fund will not make direct payments for distribution or shareholder support services, the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to its shares. The Plan recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they would increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.
Other Service Providers
State Street Bank and Trust Company serves as transfer agent and custodian for the fund, and is located at One Heritage Drive, Floor 1, North Quincy, Massachusetts, 02171 and One Congress Street, Boston, Massachusetts, 02114, respectively.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity® Sustainable High Yield ETF

Years ended August 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$45.23	$45.26	$50.00
Income from Investment Operations
Net investment income (loss) B,C	3.195	3.045	1.404
Net realized and unrealized gain (loss)	2.168	(.092)	(4.758)
Total from investment operations	5.363	2.953	(3.354)
Distributions from net investment income	(3.103)	(2.983)	(1.386)
Total distributions	(3.103)	(2.983)	(1.386)
Net asset value, end of period	$47.49	$45.23	$45.26
Total Return D,E,F	12.33%	6.83%	(6.78)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.56%	.55%	.55% I
Expenses net of fee waivers, if any	.56%	.55%	.55% I
Expenses net of all reductions, if any	.56%	.55%	.55% I
Net investment income (loss)	6.95%	6.78%	5.49% I
Supplemental Data
Net assets, end of period (000 omitted)	$27,304	$9,046	$9,052
Portfolio turnover rate J	71 % K	48%	24% L

AFor the period February 15, 2022 (commencement of operations) through August 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DBased on net asset value.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount not annualized.
Additional Index Information
Bloomberg U.S. Universal Bond Index represents the union of the Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Corporate High Yield Bond Index, the Bloomberg 144A Bond Index, the Bloomberg Eurodollar Bond Index, the Bloomberg Emerging Markets Aggregate USD Bond Index, and the non-ERISA portion of the Bloomberg U.S. CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the index. The only constituent of the index that includes floating-rate debt is the Bloomberg Emerging Markets Aggregate USD Bond Index.
ICE® BofA® US High Yield Constrained Index is a modified market capitalization-weighted index of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch). The country of risk of qualifying issuers must be an FX-G10 member, a Western European nation, or a territory of the US or a Western European nation. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. In addition, qualifying securities must have at least one year remaining to final maturity, a fixed coupon schedule and at least $100 million in outstanding face value. Defaulted securities are excluded. The index contains all securities of ICE® BofA® US High Yield Index but caps issuer exposure at 2%.
ICE® US High Yield Best-in-Class ESG Index is a modified version of the ICE® BofA® US High Yield Index, that screens and adjusts security weightings so as to improve the overall ESG risk score of the Index.
You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports and Form N-CSR also include additional information. The fund's annual report includes a discussion of recent market conditions and the fund's investment strategies that affected performance. In Form N-CSR, you will find the fund's annual and semi-annual financial statements.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-FIDELITY. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, annual or semi-annual report, or the fund's financial statements or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-07319
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.
1.9904447.105	SHY-PRO-1025-105